                                                                   EXHIBIT 10.16


                          FOURTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made this 17th day of September, 1999, by and among Millitech Corporation, a Massachusetts corporation (the "Company"), the persons or entities listed on Schedule I attached hereto (individually, a "Stockholder" and collectively, the "Stockholders"), and the persons or entities who are listed on Schedule II attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

     WHEREAS, the Third Amended and Restated Registration Rights Agreement dated as of October 27, 1998 by and among the Company and the Stockholders (the "Registration Agreement") grants the Stockholders certain rights with respect to certain securities of the Company;

     WHEREAS, the Purchasers have agreed to purchase up to 6,666,667 shares of Class E Preferred Stock, par value $.01 per share, of the Company (the "Class E Preferred Stock") pursuant to a Stock Purchase Agreement between the Company and the Purchasers (the "Class E Agreement") of even date herewith; and

     WHEREAS, the parties desire to amend and restate the Registration Agreement in order to take into account the issuance of additional Class E Preferred Stock, such amendment being a condition precedent to the execution, delivery and performance of the Class E Agreement;

     NOW THEREFORE, in consideration of the transactions contemplated by the Class E Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, including without limitation the issuance and sale to the Purchasers of shares of the Class E Preferred Stock and the receipt by the Company of the consideration therefor, the parties hereto agree to amend and restate the Registration Agreement in its entirety as follows:

     Section 1.  Certain Definitions.  As used in this Agreement, the following
     -------------------------------
terms shall have the following meanings:

     "Act" means the Securities Act of 1933, as amended.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

     "Holder" shall mean any Stockholder or Purchaser or assignee under Section 10 hereof who holds outstanding Registrable Securities which have not been sold to the public.

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

     "Initial Public Offering" shall mean the effective date of a registration statement under the Act in connection with the initial public offering of the Company's securities for its own account.

     "Initiating Holders" shall mean Holders who in the aggregate hold forty percent (40%) or more of the Registrable Securities.

     "1934 Act" shall mean the Securities Exchange Act of 1934.

     "Other Shareholders" shall mean any holders of securities of the Company who are entitled, by agreement with the Company, to have securities included in a requested registration of securities of the Company.

     "Purchased Securities" shall mean the Company's Class A Preferred Stock, Class B Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and the Warrants.

     "Registrable Securities" shall mean (i) the shares of the Company's common stock ("Common Stock") issuable upon conversion of the Purchased Securities except the Warrants, (ii) the Common Stock issued upon exercise of the Warrants,
(iii) the Common Stock purchased by a Purchaser or a Stockholder pursuant to
Section 3 of the Stockholders Agreement (or Common Stock for or into which New Securities (as therein defined) purchased by a Purchaser or a Stockholder pursuant to such Section 3 may be exercised or converted), (iv) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Purchased Securities or Common Stock, (v) any Common Stock issuable upon conversion, exercise or exchange of convertible securities, warrants, options or similar rights issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Purchased Stock or Common Stock and (vi) any other shares of Common Stock acquired by a Purchaser or a Stockholder. In addition, for purposes of all calculations, and notices under, and all provisions of this Agreement, where the context permits, a holder of Purchased Securities (except the Warrants) shall be deemed the holder of all Registrable Securities issuable upon conversion thereof.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in connection with a registration, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of a single counsel for all the selling Holders and other security holders for a "due diligence" examination of the Company, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Restricted Securities" shall mean the securities of the Company which have not been registered.

     "Warrants" shall mean the Company's Warrants for Common Stock dated December 7, 1992, September 25, 1996 and July 31, 1997.

     Section 2.  Requested Registration.
     ----------------------------------

     (a) Request for Registration.  If at any time after the earlier to occur of
         ------------------------
(i) the third anniversary of the date hereof and (ii) the date which is six months after the Initial Public Offering, the Company shall receive from Initiating Holders, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

         (i) promptly give written notice of the proposed registration to all other Holders and the holders of the Warrants at least 45 days prior to the date the Company anticipates filing the registration statement covering the Registrable Securities so requested to be registered; and

         (ii) as soon as practicable, use its diligent best efforts to effect such registration as may be so requested and which would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company. The Company shall not be obligated to effect any registrations pursuant to this Section 2 after the Company shall have effected two such registrations pursuant to this Section 2 and such registrations shall have been declared or ordered effective by the Commission and the sales of such Registrable Securities shall have closed.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2, include securities of the Company for its own account, or other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

     (b) Underwriting.  If the Initiating Holders intend to distribute the
         ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to paragraph 2 hereof and the Company shall include such information in the written notice referred to in Section 2(a)(i). The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders

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

and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

     If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to this Section 2, or if Other Shareholders request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such officers, directors and Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2, if the representative of the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors (other than Registrable Securities) of the Company shall be excluded from such registration to the extent so required by such limitation and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all Other Shareholders whose securities would otherwise be included pursuant to the request described herein, and the number of other securities that may be included in the registration and underwriting shall be allocated among all such Other Shareholders in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders whose Registrable Securities would otherwise be included pursuant to the request described herein, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which they had requested be included. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities held by such person shall then be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting has not thereby been limited.

     Section 3.  Company Registration.
     --------------------------------

     (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to a Commission Rule 145 transaction,

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

or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

         (i) promptly give to each Holder and each holder of a Warrant written notice thereof; and

         (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 15 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b). Such written request may specify all or a part of a Holder's Registrable Securities be included in the Company's registration.

     (b) Underwriting.  If the registration of which the Company gives notice is
         ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of any Holder to registration pursuant to
Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of Section 3, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (a) if such registration is the Initial Public Offering, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant to the notice described herein, and (b) if such registration is other than the Initial Public Offering, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than fifty percent (50%) of the securities included therein (based on aggregate market values). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement, except that Registrable Securities held by any of the Purchasers, or any other Holder shall be the last to be limited. If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     Section 4.  Registration on Form S-2 or Form S-3.  The Company shall use
     ------------------------------------------------
its best efforts to qualify for registration of its securities on Form S-2 or Form S-3 or any comparable or successor form or forms; the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions thereof, following the effective date of the first registration of any securities of the company on Form S-1 or Form S-18 or any comparable or successor form or forms. If, at any time after the Corporation becomes eligible to file a registration statement on Form S-2 or S-3 (or any successor form regardless of its designation), the Corporation shall receive a written request from any Holder or Holders of twenty percent (20%) of the then-outstanding Registrable Securities that the Corporation file a registration statement on Form S-2 or S-3 (or any successor form regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), then the Corporation shall use its best efforts to cause such shares to be so registered.

     Section 5.  Expenses of Registration.  All Registration Expenses incurred
     ------------------------------------
in connection with any registration pursuant to Section 2 or 3 shall be borne by the Company; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders, the registration statement does not become effective, in which case the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro-rata on the basis of the number of their shares so included in the registration request, and provided, further, that such registration shall not be counted as a requested registration pursuant to Section 2(a)(ii)(B). All Registration Expenses incurred in connection with the first two registrations pursuant to Section 4 shall be borne by the Company; thereafter such Registration Expenses shall be borne by the selling Holder or Holders.

     Section 6.  Registration Procedures.  In the case of each registration
     -----------------------------------
effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

     (a) Prepare and file with the Commission a registration statement covering the Registrable Securities requested to be registered as expeditiously as reasonably possible and keep such registration effective for a period of nine months; provided, however, that (i) such nine-month period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with the provisions of
Section 11; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such nine-month period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

     (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (d) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities;

     (e) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

     (f) Use its best efforts to cause all the Registrable Securities either (i) to be listed on a national securities exchange (if the Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of the Registrable Securities is then permitted under the rules of such exchange, or (ii) to secure designation of all the Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure listing on NASDAQ for the Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the National Association of Securities Dealers, Inc.;

     (g) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (h) In the case of an underwritten offering, on the date of delivery of the Registrable Securities sold pursuant thereto, cause to be delivered to the selling Holders and the underwriters, opinions of counsel for the Company, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the underwriters and counsel for the selling Holders, covering the matters customarily covered in opinions given to underwriters in primary underwritten public offerings. At the time of delivery of any Registrable Securities sold pursuant to an underwritten offering, the Company shall cause to be delivered to the selling Holders and the underwriters a letter from the Company's independent public accountants, addressed to the underwriters and the selling Holders, stating that they are independent public accountants within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with underwritten public offerings;

     (i) Make available for inspection by any seller of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; in each case as permitted by law and contractual confidentiality restrictions;

     (j) Permit any Holder of Registrable Securities which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the Company (within the meaning of the Act or the 1934 Act) to participate in the preparation of such registration statement and to request the insertion therein of material, furnished to the Company in writing, which in the judgment of such controlling Holder should be included and which is reasonably acceptable to the Company;

     (k) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time; and

     (l) Make such representations and warranties to the selling Holders and the underwriters as are customarily made by issuers to underwriters and selling Holders, as the case may be, in underwritten public offerings.

     Section 7.  Indemnification.
     ---------------------------

     (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person who controls such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter (within the meaning of the Act and the rules and regulations thereunder) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person who controls such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises from or is based on any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, and each Other Shareholder who has the right to register its securities pursuant to this Agreement will be required by the Company to, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter (within the meaning of the Act and the rules and regulations thereunder) each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person who controls such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained if any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not unreasonably be withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder of
         --------  -------
Registrable Securities will be required to contribute any amount in excess of the net proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Section 8.  Information by Holder.  Each Holder of Registrable Securities,
     ---------------------------------
and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2, 3 or 4.

     Section 9.  Limitations on Registration of Issues of Securities.  From and
    ----------------------------------------------------------------
after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company, provided that this Section 9 shall not limit the right of the Company to enter any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of this Agreement and with the rights of the Holders provided in this Agreement.

     Section 10.  Transfer or Assignment of Registration Rights.  The rights to
     ----------------------------------------------------------
cause the Company to register the Registrable Securities granted by the Company under Sections 2, 3 and 4 may be transferred or assigned by a Holder to a transferee or assignee of any of the Holder's Registrable Securities, provided that the Company is given written notice by a Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement.

     Section 11.  "Market Stand-off" Agreement.  Each Purchaser agrees, if
     -----------------------------------------
requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the time period following the effective date of a registration statement of the Company filed under the Act requested by the underwriter, or in the absence of such request, 90 days, provided that:

     (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

     (b) all other Holders, Other Shareholders, principal officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of the restricted period.

     Section 12.  Reports Under the 1934 Act.  With a view to making available
      --------------------------------------
to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

     (a) make and keep public information available, within the meaning of Rule 144, at all times after the effective date of (i) the first registration statement covering an underwritten public offering filed by the Company or (ii) registration by the Company under the 1934 Act;

     (b) following a public offering or a registration under the 1934 Act, file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

     (c) furnish to any Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed by the Company with the Commission as may be reasonably requested to permit any such holder to take advantage of any rule or regulation of the Commission permitting the selling of any such securities without registration.

         Section 13.  Mergers, Etc.  The Company shall not, directly or
         --------------------------
indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor
(i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     Section 14.  Miscellaneous.
     --------------------------

     14.1  Governing Law.  This Agreement shall be governed in all respects by
     ----  -------------
the laws of The Commonwealth of Massachusetts.

     14.2  Successors and Assigns.  Except as otherwise expressly provided
     ----  ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     14.3  Entire Agreement; Amendment.  This Agreement constitutes the full
     ----  ---------------------------
and entire understanding and agreement between the parties with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of sixty-six and two-thirds percent (66-2/3%) or more of the Registrable Securities. Notice of any proposed amendment will be given to the holders of the Warrants at least 15 days prior to the effective date of any such amendment. Notwithstanding the foregoing, in no event shall the obligation of any Purchaser or Stockholder hereunder be increased, except with such party's written consent.

     14.4  Notices.  All notices and other communications required or permitted
     ----  -------
under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, if to the Company, at South Deerfield Research Park, South Deerfield, Massachusetts, 01373, with a copy to David L. Lougee, Esq., Mirick, O'Connell, DeMallie & Lougee LLP, 100 Front Street, Worcester, MA 01608; if to a Stockholder, at its address on Schedule I, with a copy to Testa Hurwitz & Thibeault, 53 State Street, Boston, MA 02109; if to a Purchaser, at its address set forth on Schedule II, with a copy to Arnold
M. Zaff, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109; or at such other address as any party may designate by ten days' prior written notice to the other party.

     14.5  Delays or Omissions.  No delay or omission to exercise any right,
     ----  -------------------
power or remedy accruing to any holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or, default theretofore or thereafter occurring. Any waiver; permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     14.6  Rights; Separability.  Unless otherwise expressly provided herein,
     ----  --------------------
each Purchaser's rights hereunder are several rights, not rights jointly held with, any of the other Purchasers.

     14.7  Titles. The titles of the Sections, paragraphs and subparagraphs of
     ----  ------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     14.8  Counterparts. This Agreement may be executed in any number of
     ----  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

     14.9  Termination. The rights granted the Holders pursuant to Sections 2,
     ----  -----------
3 and 4 hereof shall terminate after the fifth anniversary of the Initial Public Offering.

     14.10 Replacement Agreement.  This Agreement supersedes and replaces in its
     ----- ---------------------
entirety the Registration Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              MILLITECH CORP


                              By:  /s/ John L. Youngblood
                                  ---------------------------------------
                                  John L. Youngblood, Chief
                                  Executive Officer

                              ALLIANCE TECHNOLOGY VENTURES II, L.P.

                              By:  Alliance Associates II, LLC


                                  By: /s/ Stephen Fleming
                                      -----------------------------------
                                      Stephen Fleming
                                      Manager


                              ATV II AFFILIATES FUND, L.P.

                              By:  Alliance Associates II, LLC


                                  By: /s/ Stephen Fleming
                                      -----------------------------------
                                      Stephen Fleming
                                      Manager


                              PRISM VENTURE PARTNERS I, L.P.
                              By:  Prism Investment Partners, L.P.
                                   its general partner
                              By:  Prism Venture Partners, L.L.C.
                                   its general partner


                              By: /s/ Unreadable
                                  ---------------------------------------
                                    Managing Director

                              SPRING POINT PARTNERS L.P.


                              By: /s/ Unreadable
                                  ---------------------------------------
                                  General Partner


                              SPRING POINT OFFSHORE FUND


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              AXIOM VENTURE PARTNERS II L.P.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              SVE Star Ventures Enterprises No. V, a German Civil Law Partnership (with limitation of liability)

                              By: SVM Star Ventures Management GmbH No. 3-
                                   Managing Partner


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              SVE Star Ventures Managementgesellschaft mbH
                              Nr. 3 & Co. Betelligungs KG Nr. 2

                              By: SVM Star Ventures Management GmbH No. 3-
                                  Managing Partner


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              SVM Star Ventures Management GmbH No. 3



                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              SVE STAR VENTURE ENTERPRISES VII, a German Civil Law Partnership (with limitation of liability)



                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              STAR GROWTH ENTERPRISES, a German Civil Law
                              Partnership (with limitation of liability)



                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              TECHNOLOGY ASSOCIATES MANAGEMENT CO., LTD.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              TECHGAINS INTERNATIONAL CORP.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              TECHGAINS CORP.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                                /s/ Richard J. Testa
                              -------------------------------------------
                              Richard J. Testa


                              K.D. PARTNERS, INC.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                               /s/ M. Michael E. Frank
                              -------------------------------------------
                              Michael E. Frank

                               /s/ Timothy C. Maguire
                              -------------------------------------------
                              Timothy C. Maguire

                               /s/ Lior Bregman
                              -------------------------------------------
                              Lior Bregman

                               /s/ Stanley Stern
                              -------------------------------------------
                              Stanley Stern

                              UNITED OF OMAHA LIFE INSURANCE COMPANY


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              MASSACHUSETTS CAPITAL RESOURCE COMPANY (MCRC)

                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              MASSACHUSETTS TECHNOLOGY DEVELOPMENT CORPORATION/ COMMONWEALTH FUND (MTDC)


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              FLEET GROWTH RESOURCES, INC.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              BANC BOSTON INVESTMENTS, INC.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              PRINCE VENTURE PARTNERS II


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              NEWMARKET VENTURE CAPITAL PLC


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                               /s/ James W. Fordyce
                              -------------------------------------------
                              James W. Fordyce

                               /s/ Mark J. Gabrielson
                              -------------------------------------------
                              Mark J. Gabrielson

                               /s/ James G. Bass
                              -------------------------------------------
                              James G. Bass

                               /s/ Jasper A. Welch, Jr.
                              -------------------------------------------
                              Jasper A. Welch, Jr.

                               /s/ John L. Youngblood
                              -------------------------------------------
                              John L. Youngblood

                               /s/ Raymond M. Vincunas
                              -------------------------------------------
                              Raymond M. Vincunas

                               /s/ Howard R. Schlossberg
                              -------------------------------------------
                              Howard R. Schlossberg

                               /s/ William G. Maloney
                              -------------------------------------------
                              William G. Maloney

                               /s/ Robert Ammerman
                              -------------------------------------------
                              Robert Ammerman

                               /s/ Robert G. Loewy
                              -------------------------------------------
                              Robert G. Loewy

                               /s/ Henry E. Blair
                              -------------------------------------------
                              Henry E. Blair

                               /s/ Allan M. Doyle, Jr.
                              -------------------------------------------
                              Allan M. Doyle, Jr.

                               /s/ G.S. Beckwith Gilbert
                              -------------------------------------------
                              G.S. Beckwith Gilbert

                               /s/ Harold McCray
                              -------------------------------------------
                              Harold McCray

                               /s/ Albert E. Paladino
                              -------------------------------------------
                              Albert E. Paladino

                               /s/ Ransom D. Reynolds
                              -------------------------------------------
                              Ransom D. Reynolds

                               /s/ Edward J. O'Leary
                              -------------------------------------------
                              Edward J. O'Leary

                               /s/ Anne C. Crudge
                              -------------------------------------------
                              Anne C. Crudge

                               /s/ Royce Diener
                              -------------------------------------------
                              Royce Diener


                              FRAP CO.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              PANTHEON VENTURES, INC.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              PHILIP HILL INVESTMENT TRUST PLC


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              PRINCE VENTURE PARTNERS


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              RAYTHEON COMPANY


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              ESTATE OF T.F. WALKOWICZ


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              WESTPOOL INVESTMENT TRUST PLC


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------


                              KOLLMORGEN CORPORATION


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                               /s/ Richard Lapin
                              -------------------------------------------
                              Richard Lapin

                               /s/ Martha R. Morgan
                              -------------------------------------------
                              Martha R. Morgan


                              NSI, Inc.


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                               /s/ Shirley Nunziato
                              -------------------------------------------
                              Shirley Nunziato


                              LATE STAGE FUND 1990
                              LIMITED PARTNERSHIP


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              KENNETH VINCUNAS and LYNN TRAVERS,
                              TRUSTEES 1988 VINCUNAS FAMILY TRUST

                              By:   /s/ Kenneth Vincunas
                                  ---------------------------------------
                                  Kenneth Vincunas

                              By:  /s/ Lynn Travers
                                  ---------------------------------------
                                  Lynn Travers


                              CSR-10 TRUST

                               /s/ Joseph M. Fee
                              -------------------------------------------
                              Joseph M. Fee, Trustee


                              TRUSTEES OF GENERAL ELECTRIC PENSION TRUST


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                               /s/ Sam Croland
                              -------------------------------------------
                              Sam Croland

                               /s/ Vicki L. Schnell
                              -------------------------------------------
                              Vicki L. Schnell

                               /s/ Nancy Schnell
                              -------------------------------------------
                              Nancy Schnell

                               /s/ Lois Shugar
                              -------------------------------------------
                              Lois Shugar

                               /s/ Richard Rapaport
                              -------------------------------------------
                              Richard Rapaport

                               /s/ Eric A. Schnell
                              -------------------------------------------
                              Eric A. Schnell

                               /s/ Anthony Gilbert Summers
                              -------------------------------------------
                              Anthony Gilbert Summers

                               /s/ Christine Helen Summers
                              -------------------------------------------
                              Christine Helen Summers

                               /s/ Pieter J. Schiller
                              -------------------------------------------
                              Pieter J. Schiller

                               /s/ Jos C. Henkens
                              -------------------------------------------
                              Jos C. Henkens

                               /s/ Robert F. Sproull
                              -------------------------------------------
                              Robert F. Sproull

                               /s/ Ivan E. Sutherland
                              -------------------------------------------
                              Ivan E. Sutherland

                               /s/ William R. Sutherland
                              -------------------------------------------
                              William R. Sutherland



                              THE ESTATE OF RALPH P. NUNZIATO--TRUST A


                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                              THE ESTATE OF RALPH P. NUNZIATO--TRUST B



                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

                               /s/ David A. Norbury
                              -------------------------------------------
                              David A. Norbury

                               /s/ Erik van der Kaay
                              -------------------------------------------
                              Erik van der Kaay

                               /s/ April Evans
                              -------------------------------------------
                              April Evans

                               /s/ Dennis C. Stempel
                              -------------------------------------------
                              Dennis C. Stempel

                               /s/ Matthew Robison
                              -------------------------------------------
                              Matthew Robison

                              KUMMEL INVESTMENTS LIMITED



                              By: /s/ Unreadable
                                  ---------------------------------------

                              Title:
                                     ------------------------------------

              THE FOLLOWING IS A SUMMARY OF INFORMATION PROVIDED
              IN THE SCHEDULES OF THE FOURTH AMENDED AND RESTATED
              REGISTRATION RIGHTS AGREEMENT. FURTHER INFORMATION
                        WILL BE FURNISHED UPON REQUEST.


                                  Schedule I

                             List of Stockholders


                                  Schedule II

                              List of Purchasers